                        ANNUAL REPORT / MARCH 31, 1999

                                     AIM
                     TAX-EXEMPT BOND FUND OF CONNECTICUT

                                [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]

                                 [Cover Image]
                        --------------------------------

                CONNECTICUT LANDSCAPE BY HORACE WOLCOTT ROBBINS

                             (1842-1904, AMERICAN)

                 ROBBINS CAPTURES THE PICTURESQUE BEAUTY OF THE

                CONNECTICUT LANDSCAPE IN THIS ELEGANT PAINTING.

            CONNECTICUT MUNICIPAL BONDS, IN WHICH THE FUND INVESTS,

            PROVIDES CAPITAL FOR THE STATE'S CONTINUING IMPROVEMENT.
                        --------------------------------


AIM Tax-Exempt Bond Fund of Connecticut is for shareholders who seek to earn a high level of income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o During the fiscal year ended 3/31/99, the Fund paid distributions of $0.543 per share.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
           GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
               ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                 YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                        ANNUAL REPORT / CHAIRMAN'S LETTER






                    Dear Fellow Shareholder:

                    For much of the fiscal year, bond markets were both
     [PHOTO OF      turbulent and narrow. These conditions stemmed from a
    Charles T.      succession of economic crises overseas as well as ongoing
      Bauer,        political debate in the United States. In this environment,
   Chairman of      investors favored the safest asset classes, particularly
   the Board of     U.S. Treasury securities, and shunned lower-rated bonds.
     THE FUND       Toward the end of the year, however, the performance of
   APPEARS HERE]    bonds other than Treasury issues began to improve as it
                    became increasingly apparent that robust economic growth in the United States had been largely unaffected by crises in developing nations.
                    Despite volatility in other segments of the fixed- income market, municipal bonds remained relatively stable in value during the fiscal year. Supply tended to match demand, and that kept municipal-bond prices from fluctuating significantly.
    We remain optimistic about the long-term prospects for municipal bonds. As incomes rise and more Americans become subject to the higher tax brackets, municipal bonds could become increasingly attractive as an investment option. And despite considerable political rhetoric about replacing the current federal tax system with a flat tax or a national sales tax,we believe the prospects that this will actually occur are remote.
    On the pages that follow, your Fund's managers offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.


HOW SHOULD INVESTORS RESPOND?
We understood how unnerving recent uncertainty could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We also participated in an industrywide testing effort in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all these problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's recent performance. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     --------------------------------------

                                   WE REMAIN

                              OPTIMISTIC ABOUT THE

                              LONG-TERM PROSPECTS

                              FOR MUNICIPAL BONDS.

                     --------------------------------------


                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW



MUNICIPAL BONDS PROVIDE SOLID INCOME,
KEEPING PACE WITH TREASURIES


HOW DID AIM TAX-EXEMPT BOND FUND OF CONNECTICUT PERFORM DURING THE REPORTING PERIOD?
Through the end of 1998, municipal bonds were yielding close to and, at times, more than, the comparable Treasury bond. As a result, municipal bond investors have enjoyed tax-free income at yields close to those of taxable securities. Although municipal bond yields were still competitive with Treasury yields in early 1999, the yield spread has widened. Near the end of 1998, municipal bonds were yielding about 90% to 95% of Treasury yields. Due to a recent spike in Treasury yields in early 1999, municipal bond yields have moved back to the more traditional level of 80% to 85% of Treasury yields.
    For the year ended March 31, 1999, AIM Tax-Exempt Bond Fund of Connecticut returned 4.64% at net asset value, that is, without sales charges. During the fiscal year, net asset value per share remained within a relatively narrow range of $10.97 to $11.19, continuing the Fund's history of relative price stability. Despite the market turbulence during the reporting period, your Fund continued to provide solid current income (see chart below), exempt from federal and state taxes. The Fund's net assets under management grew to $41.4 million at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET DURING THE FISCAL YEAR? Historically low interest rates and healthy budgets led municipalities to issue debt at a near record pace during 1998. Total municipal bond issuance surged to $284 billion vs. $221 billion in 1997, up 28% for the year. This lofty issuance was the second highest total, just $8 billion shy of the record established in 1993. The large increase in new-issue supply helped to curb price volatility of municipal bonds.
    Stabilization in world markets during the first quarter of 1999 eased the flight-to-quality bid seen on Treasury securities during the third quarter, when global market turbulence drove investors to seek the highest-quality and most liquid investments. Credit spreads narrowed and Treasury yields slowly rose during early 1999. Municipals outperformed Treasuries on a percentage basis during this time due to more stable market conditions.
    Investor interest in fixed-income securities continued through early 1999 as renewed market volatility drove investors to seek the relative safety of bond funds. January saw strong asset inflows to municipal bond mutual funds, with portfolios

================================================================================
FUND PROVIDES SOLID INCOME
As of 3/31/99

(Bar Chart)


30-Day
Distribution Rate at NAV                               4.69%

Taxable
Distribution Rate*                                     7.77%

30-Day
SEC Yield at Maximum Offering Price                    3.18%

Taxable Equivalent
30-Day SEC Yield*                                      5.26%
================================================================================

*Assumes highest marginal federal income tax rate of 39.6% and Connecticut state tax rate of 4.5%.
================================================================================




================================================================================
30-YEAR U.S. TREASURY
VS. MUNICIPAL BOND YIELDS

3/31/98 - 3/31/99

(Line Graph)

             30-YR         LEHMAN
             U.S.          MUNICIPAL
             TREASURY      BOND INDEX
             BOND

3/98         5.93          5.19
4/98         5.95          5.3
5/98         5.8           5.14
6/98         5.63          5.12
7/98         5.71          5.16
8/98         5.26          5
9/98         4.97          4.88
10/98        5.15          4.97
11/98        5.07          4.96
12/98        5.09          5
1/99         5.09          4.93
2/99         5.58          5.03
3/99         5.62          5.05
================================================================================

Sources: Bloomberg, Lehman Brothers.
================================================================================


================================================================================
HISTORY OF NET ASSET VALUE STABILITY

10/3/89-3/31/99

(Line Graph)


10       10/3/89       10.65    12/92         10.81   3/96
10.05    10/89         10.88    3/93          10.76   6/96
9.99     3/90          11.08    6/93          10.8    9/96
10.02    6/90          11.33    9/93          10.88   12/96
9.77     9/90          11.29    12/93         10.77   3/97
10.07    12/90         10.51    3/94          10.9    6/97
10.11    3/91          10.63    6/94          11.01   9/97
10.19    6/91          10.58    9/94          11.09   12/97
10.4     9/91          10.34    12/94         11.04   3/98
10.52    12/91         10.71    3/95          11.04   6/98
10.31    3/92          10.77    6/95          11.13   9/98
10.55    6/92          10.86    9/95          11.07   12/98
10.66    9/92          11.01    12/95         11      3/99
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.
================================================================================


                     --------------------------------------

                             NEAR THE END OF 1998,

                              MUNICIPAL BONDS WERE

                           YIELDING ABOUT 90% TO 95%

                              OF TREASURY YIELDS.

                     --------------------------------------










          See important Fund and index disclosures inside front cover.


                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / MANAGERS' OVERVIEW




================================================================================
PORTFOLIO COMPOSITION
As of 3/31/99, based on total net assets

TOP FIVE BOND HOLDINGS

                         COUPON   MATURITY    % OF
                                            PORTFOLIO


Connecticut              6.50%    10/01/12    4.31%
State Special Tax
Obligation-B


Connecticut              7.25%    10/15/15    4.02%
State
Development
Authority


Connecticut              6.87%    07/01/09    3.66%
State Health
and Education
Facilities
Authority


Connecticut              6.80%    06/01/03    3.35%
State Special Tax
Obligation-A


Connecticut              6.30%    11/15/17    3.33%
State Housing
Mortgage
Finance Program
================================================================================



gaining more than $2.5 billion. The so-called January effect, when investor demand is great but supply is scant, pushed tax-exempt prices higher, disturbing the attractive ratio of municipals to Treasury issues.

HOW DID CONNECTICUT'S ECONOMY FARE DURING THE REPORTING PERIOD?
The Connecticut economy continued to sail full speed ahead through 1998, as evidenced by the state's strong labor market, high consumer confidence and low interest rates. Connecticut ended 1998 with a 2% employment gain, the strongest job growth since the current recovery began in 1992. At the same time, unemployment was at its lowest level in a decade. The state's continuously improving economy,

================================================================================
BOND-TYPE DIVERSIFICATION


Revenue 61%

General
Obligation 14%


Escrow &
Prerefunding 25%


                                   (Pie Chart)


NUMBER OF HOLDINGS 69


AVERAGE MATURITY 12.1 Years


DURATION 4.0 Years
================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

coupled with low interest rates, helped to boost its housing market. A record high number of new housing permits was issued in 1998, and led to an explosive growth in the number of construction jobs throughout the state.

GIVEN CURRENT ECONOMIC CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
We continued to emphasize revenue bonds, as opposed to general obligations bonds, in the Fund's portfolio because revenue bonds tend to be less sensitive to political and economic changes. Revenues bonds issued by state agencies, such as the Connecticut State Development Authority, fund projects for water and sewer systems. Because these projects are public necessities, their demand remains constant regardless of economic conditions. Shareholders may benefit from their consistent income in the event of an economic slowdown. As of March 31, 1999, the Fund had 61% of its portfolio in revenue bonds.

WHAT WAS THE CREDIT QUALITY OF THE FUND'S PORTFOLIO?
At the reporting period's end, the average credit quality in the Fund's portfolio was AA- as rated by Standard & Poor's, Moody's, and Fitch--all widely known credit-rating agencies. The ratings are historical and are based on analysis of the bond's investment qualities. The Fund continued to focus on high-quality debt issues, with 47% of its portfolio in AAA-rated bonds. Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--composed about 25% of the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Through 1998, Connecticut regained nine out of every 10 jobs lost during the 1989-92 recession. The state appears poised to move into full-fledged expansion in 1999. Since 1992, Connecticut personal income has been growing strongly, consistently outpacing the inflation rate. Last year's rise in income exceeded the rise in the cost of living by nearly three percentage points. However, the state is not without challenges, including a potential labor shortage, high living expenses and high corporate tax rates, as well as its dependence on the shrinking defense industry.
    Given these strengths and weaknesses, Connecticut, like the rest of the nation, will probably continue to grow, albeit at a slower pace than in 1998. Given the potential of an economic slowdown later in 1999, shareholders may flock to the relative safety of AIM Tax-Exempt Bond Fund of Connecticut to enjoy the benefits of tax-free income.


          See important Fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                       ANNUAL REPORT / PERFORMANCE HISTORY



================================================================================
YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT VS. BENCHMARK INDEX
10/3/89-3/31/99



(Line Chart)

                  TAX-EXEMPT        LEHMAN
                  BOND FUND         MUNICIPAL
                  OF                BOND INDEX
                  CONNECTICUT


10/3/89           9,524             10,000
3/31/90           9,789             10,430
3/31/91           10,613            11,392
3/31/92           11,622            12,530
3/31/93           13,082            14,099
3/31/94           13,560            14,426
3/31/95           14,345            15,498
3/31/96           15,240            16,797
3/31/97           15,977            17,712
3/31/98           17,219            19,610
3/31/99           18,018            20,834



                    Past performance cannot guarantee comparable future results.


================================================================================
MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/99, including sales charges

Inception (10/3/89)                     6.40%
  5 years                               5.19
  1 year                               -0.32*

*4.64%, excluding sales charges








================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--.

Your Fund's total return includes sales charges, expenses and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
================================================================================




ABOUT THIS CHART

The chart compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 10/3/89-3/31/99. (Please note that the performance figures for the index are from 9/30/89-3/31/99.) It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Municipal Bond Index. Unlike your Fund, the index is not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return of your investment.



                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

SCHEDULE OF INVESTMENTS

March 31, 1999

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
MUNICIPAL OBLIGATIONS-98.57%

EDUCATION-9.70%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University);
  Series F RB
  6.875%, 07/01/99(b)(c)     NRR    NRR      $1,475   $ 1,517,141
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Quinnipiac
  College);
  Series 1989 B RB
  7.25%, 07/01/99(b)(c)      AAA    NRR         450       463,307
-----------------------------------------------------------------
Connecticut Regional School
  District No. 5;
  Series 1992 GO
  6.00%, 03/01/02(b)(c)(e)   AAA    Aaa         335       362,517
-----------------------------------------------------------------
Connecticut Regional School
  District No. 5 (Towns of
  Bethany, Orange, and
  Woodbridge);
  1993 Issue GO
  5.50%, 02/15/07(d)         AAA    Aaa         500       531,050
-----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)          --     A1       1,120     1,146,678
-----------------------------------------------------------------
                                                        4,020,693
-----------------------------------------------------------------

ELECTRIC-4.02%

Connecticut Development
  Authority (New England
  Power Co.);
  Series 1985 Fixed Rate
  PCR
  7.25%, 10/15/15             A+     A1       1,600     1,665,776
-----------------------------------------------------------------
                                                        1,665,776
-----------------------------------------------------------------

GENERAL OBLIGATION-11.62%

Bridgeport (Town of),
  Connecticut;
  Series A Unlimited GO
  6.00%, 09/01/06(d)         AAA    Aaa         875       979,003
-----------------------------------------------------------------
Brooklyn (City of),
  Connecticut;
  Unlimited Tax GO
  5.50%, 05/01/06(d)         AAA    Aaa         250       270,965
-----------------------------------------------------------------
  5.70%, 05/01/08(d)         AAA    Aaa         250       273,080
-----------------------------------------------------------------
Chester (Town of),
  Connecticut;
  Series 1989 GO
  7.00%, 10/01/05             --     A          190       197,100
-----------------------------------------------------------------
Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR         480       516,514
-----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR      $  200   $   215,214
-----------------------------------------------------------------
  Series 1992 A GO
  6.50%, 03/15/02(b)(c)      NRR    NRR         300       328,146
-----------------------------------------------------------------
Mansfield (City of),
  Connecticut;
  Series 1990 GO
  6.00%, 06/15/07             --     A1         100       111,919
-----------------------------------------------------------------
  6.00%, 06/15/08             --     A1         100       112,707
-----------------------------------------------------------------
  6.00%, 06/15/09             --     A1         100       112,932
-----------------------------------------------------------------
New Britain (City of),
  Connecticut;
  Series 1992 Various
  Purpose GO
  6.00%, 02/01/11(d)         AAA    Aaa         400       453,328
-----------------------------------------------------------------
North Canaan (City of),
  Connecticut;
  Series 1991 GO
  6.50%, 01/15/08             --     A          125       144,519
-----------------------------------------------------------------
  6.50%, 01/15/09             --     A          125       145,338
-----------------------------------------------------------------
  6.50%, 01/15/10             --     A          125       146,034
-----------------------------------------------------------------
  6.50%, 01/15/11             --     A          125       146,271
-----------------------------------------------------------------
Somers (City of),
  Connecticut;
  Series 1990 Various
  Purpose GO
  6.00%, 12/01/10             --     A1         190       216,539
-----------------------------------------------------------------
Westbrook (City of),
  Connecticut;
  Series 1992 GO
  6.40%, 03/15/10(d)         AAA    Aaa         380       445,428
-----------------------------------------------------------------
                                                        4,815,037
-----------------------------------------------------------------

HEALTH CARE-22.00%

Connecticut Development
  Authority (Life Care
  Facility-Seabury);
  Refunding Series RB
  5.00%, 09/01/15(d)          AA     --         500       499,975
-----------------------------------------------------------------
Connecticut Development
  Authority (Elim Park
  Baptist Home);
  Refunding Series A RB
  5.375%, 12/01/18           BBB+    --         500       494,285
-----------------------------------------------------------------
Connecticut Development
  Healthcare Authority
  (Independent Living
  Project); RB
  2.80%, 07/01/15(f)          --   VMIG-1       921       921,000
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital);
  Series 1992 A RB
  6.625%, 07/01/18(d)        AAA    Aaa         500       545,990
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Capital
  Asset);
  Series 1989 B RB
  7.00%, 01/01/00(g)          A+     A1         200       204,410
-----------------------------------------------------------------

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (Child Care
  Facilities);
  Series A RB
  5.00%, 07/01/28(d)         AAA    Aaa      $  250   $   246,953
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital);
  Series 1991 E RB
  6.50%, 07/01/14(d)         AAA    Aaa         750       801,060
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Hospital For
  Special Care);
  Series 1997 B RB
  5.375%, 07/01/17           BBB    Baa2      1,000     1,004,990
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital);
  Series 1992 G RB
  6.25%, 07/01/02(b)(c)      AAA    Aaa       1,100     1,204,269
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB
  7.75%, 07/01/02(b)(c)      AAA    NRR         500       569,240
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital);
  Series F RB
  5.40%, 07/01/09(d)         AAA    Aaa       1,000     1,083,070
-----------------------------------------------------------------
  Series G RB
  5.00%, 07/01/24            AAA    Aaa         200       196,884
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical Center);
  Series 1996 A RB
  5.50%, 07/01/26(d)         AAA    Aaa         500       519,770
-----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New Haven
  Hospital);
  Series 1990 F RB
  7.10%, 07/01/00(b)(c)      AAA    Aaa         775       824,724
-----------------------------------------------------------------
                                                        9,116,620
-----------------------------------------------------------------

HOUSING-16.68%

Connecticut Housing
  Development Authority
  (Housing Mortgage Finance
  Program); RB
  7.00%, Series C,
  11/15/99(e)                 AA     Aa         320       326,179
-----------------------------------------------------------------
  Series 1991 C, Sub-Series
  C-3,
  6.55%, 11/15/13             AA    AA2         310       332,664
-----------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)          AA    AA2       1,250     1,266,562
-----------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage Finance
  Program); RB
  5.70%, Series A-1,
  05/15/08                    AA     Aa      $  100   $   105,500
-----------------------------------------------------------------
  5.95%, Series E-1,
  05/15/17                    AA    Aa2         500       528,435
-----------------------------------------------------------------
  6.00%, Series 1993 E-1,
  05/15/17                    AA     Aa         675       709,837
-----------------------------------------------------------------
  6.30%, Series C-1,
  11/15/17                    AA     Aa       1,270     1,378,382
-----------------------------------------------------------------
  6.25%, Series C-2,
  11/15/18                    AA    Aa2         750       812,730
-----------------------------------------------------------------
  6.70%, Series C-2,
  11/15/22(e)                 AA    Aa2         280       297,433
-----------------------------------------------------------------
  5.85%, Series C-2,
  11/15/28(e)                 AA    Aa3         755       787,072
-----------------------------------------------------------------
Waterburg (City of)
  Connecticut Housing
  Authority;
  Refunding Series A RB
  5.45%, 07/01/23(d)         AAA    Aaa         365       367,391
-----------------------------------------------------------------
                                                        6,912,185
-----------------------------------------------------------------

LEASE RENTAL-1.05%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project); 1991
  Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/01(b)(c)      AAA    Aaa         400       435,284
-----------------------------------------------------------------

RESOURCE RECOVERY-4.12%

Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  Project B, 8.625%,
  01/01/04                    A      A3         670       682,301
-----------------------------------------------------------------
  Project A, 7.625%,
  01/01/09                    A      A        1,000     1,025,160
-----------------------------------------------------------------
                                                        1,707,461
-----------------------------------------------------------------

TRANSPORTATION-18.31%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  Series 1992 B,
  5.10%, 09/01/99            AA-     A1       1,000     1,007,690
-----------------------------------------------------------------
  Series 1991 B,
  6.25%, 10/01/01(b)(c)      NRR    Aaa       1,000     1,083,280
-----------------------------------------------------------------
  Series A,
  6.80%, 06/01/03(b)(c)      NRR    NRR       1,250     1,390,188
-----------------------------------------------------------------
  Series 1991 B,
  6.50%, 10/01/10            AA-     A1         530       622,178
-----------------------------------------------------------------
  Series 1990,
  2.90%, 12/01/10(f)         A1+   VMIG-1       167       167,000
-----------------------------------------------------------------

                               RATING(a)      PAR
                             S&P   MOODY'S   (000)       VALUE
TRANSPORTATION-(CONTINUED)

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  Series 1991 B,
  5.90%, 10/01/99(b)         NRR    Aaa      $1,000   $ 1,013,640
-----------------------------------------------------------------
  Series 1989 C,
  6.80%, 12/01/99(b)(c)      AAA    NRR         500       521,805
-----------------------------------------------------------------
  Series 1991 B,
  6.50%, 10/01/12            AA-     A1       1,500     1,784,025
-----------------------------------------------------------------
                                                        7,589,806
-----------------------------------------------------------------

WATER & SEWER-7.34%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982, Refunding
  PCR
  6.55%, 02/15/13            AAA    Aaa         250       273,740
-----------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic Co.
  Project);
  Series 1990, Refunding RB
  7.25%, 06/01/20             A+     --         800       842,184
-----------------------------------------------------------------
  6.15%, 04/01/35(e)          A+     --         250       269,872
-----------------------------------------------------------------
Connecticut State Clean
  Water Fund;
  Series 1991, Clean Water
  RB
  7.00%, 01/01/11            AAA    Aaa       1,100     1,182,027
-----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06             --    Aa3         180       208,784
-----------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Eighth Series 1990 A,
  Water System RB
  6.60%, 08/01/00(b)(c)      NRR    NRR      $  250   $   265,005
-----------------------------------------------------------------
                                                        3,041,612
-----------------------------------------------------------------

MISCELLANEOUS-3.73%

Connecticut Development
  Authority (Economic
  Development Projects);
  Series 1992 Refunding RB
  6.00%, 11/15/08            AA-     Aa         500       515,965
-----------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  5.25%, 09/01/99            BBB     --         250       251,720
-----------------------------------------------------------------
  5.375%, 09/01/00           BBB     --         250       251,262
-----------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority);
  Series X RB
  5.20%, 07/01/03             A     Baa1        500       525,724
-----------------------------------------------------------------
                                                        1,544,671
-----------------------------------------------------------------

TOTAL INVESTMENTS (Cost

  $38,448,985)-98.57%                                  40,849,145
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.43%                                       590,657
-----------------------------------------------------------------
NET ASSETS-100.00%                                    $41,439,802
-----------------------------------------------------------------

Abbreviations:

GO  - General Obligation Bonds
NRR - Not re-rated
PCR  - Pollution Control Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 3/31/99.
(g) Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:

Investments, at value (cost $38,448,985)   $   40,849,145
---------------------------------------------------------
Cash                                                  418
---------------------------------------------------------
Receivables for:
  Capital stock sold                                  609
---------------------------------------------------------
  Interest                                        722,446
---------------------------------------------------------
Investment for deferred compensation plan          22,783
---------------------------------------------------------
Other assets                                        3,933
---------------------------------------------------------
    Total assets                               41,599,334
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                          4,631
---------------------------------------------------------
  Dividends                                        58,817
---------------------------------------------------------
  Deferred compensation                            22,783
---------------------------------------------------------
Accrued advisory fees                              14,220
---------------------------------------------------------
Accrued administrative services fees                4,420
---------------------------------------------------------
Accrued transfer agent fees                         2,557
---------------------------------------------------------
Accrued distribution fees                          26,008
---------------------------------------------------------
Accrued operating expenses                         26,096
---------------------------------------------------------
    Total liabilities                             159,532
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   41,439,802
---------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,766,132
---------------------------------------------------------
Net asset value and redemption price per
  share                                    $        11.00
---------------------------------------------------------
Offering price per share:
  (Net asset value of $11.00 divided
  by 95.25%)                               $        11.55
---------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:

Interest income                               $2,376,578
--------------------------------------------------------
EXPENSES:
Advisory fees                                    205,983
--------------------------------------------------------
Administrative services fees                      48,824
--------------------------------------------------------
Custodian fees                                     3,159
--------------------------------------------------------
Transfer agent fees                               24,271
--------------------------------------------------------
Directors' fees                                   12,754
--------------------------------------------------------
Distribution fees                                102,992
--------------------------------------------------------
Other                                             57,334
--------------------------------------------------------
    Total expenses                               455,317
--------------------------------------------------------
Less: Fees waived by advisor                     (47,933)
--------------------------------------------------------
Expenses paid indirectly                            (517)
--------------------------------------------------------
    Net expenses                                 406,867
--------------------------------------------------------
Net investment income                          1,969,711
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                       8,698
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                      (113,211)
--------------------------------------------------------
    Net gain (loss) on investment securities    (104,513)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,865,198
--------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR YEARS ENDED MARCH 31, 1999 AND 1998

                                                                 1999            1998
                                                              -----------     -----------
OPERATIONS:

  Net investment income                                       $ 1,969,711     $ 1,938,733
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               8,698          42,016
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   (113,211)        921,449
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        1,865,198       2,902,198
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (2,022,076)     (1,940,749)
-----------------------------------------------------------------------------------------
Net increase from capital stock transactions                    1,030,126       1,486,630
-----------------------------------------------------------------------------------------
    Net increase in net assets                                    873,248       2,448,079
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          40,566,554      38,118,475
-----------------------------------------------------------------------------------------
  End of period                                               $41,439,802     $40,566,554
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $39,259,242     $38,229,116
-----------------------------------------------------------------------------------------
  Undistributed net investment income                             (17,677)         34,688
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (201,923)       (210,621)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              2,400,160       2,513,371
-----------------------------------------------------------------------------------------
                                                              $41,439,802     $40,566,554
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Bond Fund of Connecticut, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $195,298, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 1999, AIM voluntarily waived advisory fees of $47,933.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1999, the Fund reimbursed AIM $48,824 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1999, the Fund paid AFS $16,390 for such services. The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended March 31, 1999, the Fund paid AIM Distributors $102,992 as compensation under the Plan.
    AIM Distributors received commissions of $25,026 from sales of shares of the Fund's capital stock during the year ended March 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
    During the year ended March 31, 1999, the Fund paid legal fees of $3,591 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended March 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $517 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $517 during the year ended March 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of i) $500,000,000 or ii) the limits set by its prospectus for borrowings. During the year ended March 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1999 were $4,418,965 and $2,983,404, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $2,424,176
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (24,016)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $2,400,160
========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1999 and 1998 were as follows:

                                1999                     1998
                       ----------------------   -----------------------
                        SHARES      AMOUNT       SHARES       AMOUNT
                       --------   -----------   ---------   -----------
Sold                    634,272   $ 7,019,083     542,798   $ 5,974,834
-----------------------------------------------------------------------
Issued as
  reinvestment of
  dividends             118,804     1,314,072     111,509     1,225,791
-----------------------------------------------------------------------
Reacquired             (660,290)   (7,303,029)   (520,818)   (5,713,995)
-----------------------------------------------------------------------
                         92,786   $ 1,030,126     133,489   $ 1,486,630
=======================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended March 31, 1999.

                                                               1999        1998        1997        1996        1995
                                                               ----      --------    --------    --------    --------
Net asset value, beginning of period                          $ 11.04    $  10.77    $  10.81    $  10.71    $  10.69
------------------------------------------------------------  -------    --------    --------    --------    --------
Income from investment operations:
    Net investment income                                        0.53        0.55        0.56        0.56        0.56
------------------------------------------------------------  -------    --------    --------    --------    --------
    Net gains (losses) on securities (both realized and
     unrealized)                                                (0.03)       0.27       (0.05)       0.10        0.04
------------------------------------------------------------  -------    --------    --------    --------    --------
        Total from investment operations                         0.50        0.82        0.51        0.66        0.60
------------------------------------------------------------  -------    --------    --------    --------    --------
Less distributions:
    Dividends from net investment income                        (0.54)     (0.55)      (0.55)       (0.56)      (0.57)
------------------------------------------------------------  -------    --------    --------    --------    --------
    Returns of capital                                             --          --          --          --       (0.01)
------------------------------------------------------------  -------    --------    --------    --------    --------
        Total distributions                                     (0.54)     (0.55)       (0.55)      (0.56)      (0.58)
------------------------------------------------------------  -------    --------    --------    --------    --------
Net asset value, end of period                                $ 11.00    $  11.04    $  10.77    $  10.81    $  10.71
============================================================  =======    ========    ========    ========    ========
Total return(a)                                                  4.64%       7.78%       4.84%       6.24%       5.78%
============================================================  =======    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $41,440    $ 40,567    $ 38,118    $ 39,355    $ 38,289
============================================================  =======    ========    ========    ========    ========
Ratio of expenses to average net assets(b)                       0.99%(c)     0.88%      0.72%       0.66%       0.55%
============================================================  =======    ========    ========    ========    ========
Ratio of net investment income to average net assets(d)          4.78%(c)     5.02%      5.18%       5.16%       5.37%
============================================================  =======    ========    ========    ========    ========
Portfolio turnover rate                                             7%          5%         17%         17%          7%
============================================================  =======    ========    ========    ========    ========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.11%, 1.11%, 1.09%, 1.16%, and 1.13%, for the periods 1999-1995, respectively.
(c) Ratios are based on average net assets of $41,196,631.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.66%, 4.79%, 4.81%, 4.66%, and 4.79%, for the periods 1999-1995, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund on Connecticut as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       May 7, 1999

BOARD OF DIRECTORS                            OFFICERS                              OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                      11 Greenway Plaza
Chairman                                      Chairman                              Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                             INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                          Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                        TRANSFER AGENT
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer          A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Edward K. Dunn, Jr.                           Stuart W. Coco                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman and President,                                               CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox
President, Mercantile Bankshares              Vice President                        The Bank of New York
                                                                                    90 Washington Street
Jack Fields                                   Karen Dunn Kelley                     11th Floor
Chief Executive Officer                       Vice President                        New York, NY 10286
Texana Global, Inc.;
Formerly Member                               Mary J. Benson                        COUNSEL TO THE FUND
of the U.S. House of Representatives          Assistant Vice President
                                              and Assistant Treasurer               Ballard Spahr
Carl Frischling                                                                     Andrews & Ingersoll, LLP
Partner                                       Sheri Morris                          1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP         Assistant Vice President              Philadelphia, PA 19103
                                              and Assistant Treasurer
Robert H. Graham                                                                    COUNSEL TO THE DIRECTORS
President and Chief Executive Officer         Renee A. Friedli
A I M Management Group Inc.                   Assistant Secretary                   Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
Prema Mathai-Davis                            P. Michelle Grace                     New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;  Assistant Secretary
Commissioner, New York City Dept. for the                                           DISTRIBUTOR
Aging; and member of the Board of Directors,  Jeffrey H. Kupor
Metropolitan Transportation Authority of      Assistant Secretary                   A I M Distributors, Inc.
New York State                                                                      11 Greenway Plaza
                                              Nancy L. Martin                       Suite 100
Lewis F. Pennock                              Assistant Secretary                   Houston, TX 77046
Attorney
                                              Ofelia M. Mayo                        AUDITORS
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                            KPMG LLP
Hines Interests                               Lisa A. Moss                          700 Louisiana
Limited Partnership                           Assistant Secretary                   Houston, TX 77002

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION
We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 1999.

AIM Tax-Exempt Bond Fund of Connecticut paid ordinary dividends in the amount of $0.543 per share to shareholders during the Fund's tax year ended March 31, 1999. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                                 A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                              provided leadership in the mutual
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                           fund industry since 1976 and
AIM Capital Development Fund                                                                   managed approximately $112 billion
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                         in assets for more than 6.3 million
AIM Large Cap Growth Fund                   AIM Advisor International Value Fund               shareholders, including individual
AIM Mid Cap Equity Fund(2), (A)             AIM Asian Growth Fund                              investors, corporate clients, and
AIM Mid Cap Opportunities Fund              AIM Developing Markets Fund(2)                     financial institutions, as of March
AIM Select Growth Fund(3)                   AIM Europe Growth Fund(2)                          31, 1999.
AIM Small Cap Growth Fund(2), (B)           AIM European Development Fund                           The AIM Family of
AIM Small Cap Opportunities Fund            AIM International Equity Fund                      Funds--Registered Trademark-- is
AIM Value Fund                              AIM Japan Growth Fund(2)                           distributed nationwide, and AIM
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)                  today is the 10th-largest mutual
                                            AIM New Pacific Growth Fund(2)                     fund complex in the U.S. in assets
GROWTH & INCOME FUNDS                                                                          under management, according to
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS                                Strategic Insight, an independent
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund                  mutual fund monitor.
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                           GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund(2), (C)                AIM Global Growth & Income Fund(2)
AIM Charter Fund                            AIM Global Utilities Fund

INCOME FUNDS                                GLOBAL INCOME FUNDS
AIM Floating Rate Fund(2)                   AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund                         AIM Global Government Income Fund(2)
AIM High Yield Fund II                      AIM Global Income Fund
AIM Income Fund                             AIM Strategic Income Fund(2)
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund          THEME FUNDS
                                            AIM Global Consumer Products and Services Fund(2)
TAX-FREE INCOME FUNDS                       AIM Global Financial Services Fund(2)
AIM High Income Municipal Fund              AIM Global Health Care Fund(2)
AIM Municipal Bond Fund                     AIM Global Infrastructure Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Resources Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Telecommunications Fund(2)
                                            AIM Global Trends Fund(2), (E)



(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                                                         [AIM LOGO APPEARS HERE]
                                              INVEST WITH DISCIPLINE--Registered
                                                                     Trademark--